Exhibit 10.2

Executive Compensation Program

The description of our executive compensation program set forth under the caption “Compensation Discussion and Analysis” on pages 11-22 of our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2007,  is incorporated herein by reference.